UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/02/2013

BMC Software, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16393

Delaware	74-2126120
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2101 CityWest Blvd.
Houston, TX 77042-2827
(Address of principal executive offices, including zip code)

713-918-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.    Costs Associated with Exit or Disposal Activities

BMC Software, Inc. (the "Company") is reducing its workforce as a result of a company-wide operational review that was announced and commenced in January 2013. The workforce reductions are from business unit and corporate functions and across geographies in which the Company operates. Company management committed to the workforce reduction on March 28, 2013 and notified the majority of impacted employees on April 2, 2013.

This workforce reduction is expected to result in pre-tax charges of approximately $33 to $38 million for severance and related termination costs, which will be future cash expenditures. The Company anticipates that most of these charges will be recorded in its fourth fiscal 2013 quarter and first fiscal 2014 quarter.

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the expected charges related to restructuring. These forward-looking statements are only estimates based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, the Company's ability to implement the workforce reductions in various geographies and possible changes in the size and components of the expected costs and charges. Furthermore, additional non-severance charges may also result from the Company's operational review. More information about potential factors that could affect the Company's business and financial results is included in the "Risk Factors" set forth in the Company's Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. These filings are available on the Company's website at www.bmc.com/investors. Actual results could differ materially from those set forth in the forward-looking statements as a result of such risk factors, as well as other risks and uncertainties. The Company assumes no obligation to update these forward-looking statements.

Item 9.01.    Financial Statements and Exhibits

The Company hereby files the following exhibits:

10.38 - Executive Employment Agreement, as amended, between BMC Software, Inc. and Kiarash Behnia

10.39 - Executive Employment Agreement, as amended, between BMC Software, Inc. and Kenneth W. Berryman
10.40 - Executive Employment Agreement between BMC Software, Inc. and Paul Avenant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC Software, Inc.

Date: April 08, 2013	By:	/s/ Christopher C. Chaffin
Christopher C. Chaffin
Vice President, Deputy General Counsel & Asst. Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.38	Executive Employment Agreement, as amended, between BMC Software, Inc. and Kiarash Behnia
EX-10.39	Executive Employment Agreement, as amended, between BMC Software, Inc. and Kenneth W. Berryman
EX-10.40	Executive Employment Agreement between BMC Software, Inc. and Paul Avenant